UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 21, 2023
Expensify, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41043	27-0239450
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 SW 5th Ave
Portland, Oregon 97204
(Address of Principal Executive Offices) (Zip Code)
(971) 365-3939
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EXFY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On June 23, 2023, Expensify, Inc. (the “Company”) filed a Certificate of Retirement with the Secretary of State of the State of Delaware to retire 588 shares of LT10 common stock, par value $0.0001 per share, of the Company (the “LT10 Common Stock”). All 588 shares of the LT10 Common Stock were converted into 588 shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”), in connection with the forfeiture to the Company of unvested LT10 Common Stock. The Company’s Amended and Restated Certificate of Incorporation requires that any shares of LT10 Common Stock that are converted into shares of Class A Common Stock be retired and may not be reissued.

Effective upon filing, the Certificate of Retirement amended the Amended and Restated Certificate of Incorporation of the Company to reduce the total authorized number of shares of capital stock of the Company by 588 shares. The total number of authorized shares of the Company is now 1,059,995,258, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 24,996,238 shares designated LT10 Common Stock, 24,999,020 shares designated LT50 common stock, each with a par value of $0.0001 per share, of the Company, and 10,000,000 shares designated preferred stock, par value $0.0001 per share, of the Company. A copy of the Certificate of Retirement is attached as Exhibit 3.1 hereto.
Item 5.07 Submission of Matters to a Vote of Security Holders
On June 21, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each matter.

Proposal 1: Election of Directors

The Company’s stockholders elected David Barrett, Ryan Schaffer, Anu Muralidharan, Jason Mills, Daniel Vidal, Timothy L. Christen, Vivian Liu and Ellen Pao as members of the Company’s board of directors to serve until the Company’s 2024 annual meeting of stockholders and until their respective successors have been duly elected and qualified. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
David Barrett	442,277,130	11,400,005	16,956,642
Ryan Schaffer	441,913,393	11,763,742	16,956,642
Anu Muralidharan	442,004,260	11,672,875	16,956,642
Jason Mills	441,988,458	11,688,677	16,956,642
Daniel Vidal	441,979,989	11,697,146	16,956,642
Timothy L. Christen	446,634,642	7,042,493	16,956,642
Vivian Liu	448,125,839	5,551,296	16,956,642
Ellen Pao	448,125,672	5,551,463	16,956,642

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
470,568,445	20,639	44,693	—

Proposal 3: Advisory Vote on Frequency of Future Advisory Say-on-Pay Votes

The Company’s stockholders determined, on an advisory basis, to hold an advisory vote on the compensation of our named executive officers every year. The results of the vote were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
453,649,584	2,776	23,337	1,438	16,956,642
In light of the outcome of our advisory vote on the frequency of future advisory say-on-pay votes, the Executive Committee of the Board of Directors has determined that the Company will hold an annual say-on-pay vote until the next required vote on the frequency of future stockholder votes on executive compensation, as required by law.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Retirement of 588 Shares of LT10 Common Stock.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Expensify, Inc.

By:	/s/ Ryan Schaffer
Name:	Ryan Schaffer
Title:	Chief Financial Officer
Date: June 23, 2023